UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2004

PalmSource, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-50402	77-0586278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Crossman Avenue, Sunnyvale CA	94089-1116
(Address of principal executive offices)	(Zip Code)

(408) 400-3000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 22, 2004, PalmSource, Inc., a Delaware corporation (“PalmSource”), issued a press release announcing its financial results for the second quarter ended November 26, 2004 and certain other information. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. As used herein, “GAAP” refers to accounting principles generally accepted in the United States. To supplement our consolidated financial statements presented in accordance with GAAP, PalmSource has supplied non-GAAP measures of net income (loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses or benefits. We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses or benefits that may not be indicative of our core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. These non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

The press release also includes “safe harbor” language indicating that certain statements about PalmSource’s business and other matters contained in the press release are “forward-looking” rather than “historic.” A more thorough discussion of certain factors which may affect PalmSource’s operating results is included, among other sections, under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PalmSource’s Annual Report on Form 10-K for the fiscal year ended May 28, 2004 and Quarterly Report for the fiscal quarter ended August 27, 2004 which are on file with the SEC and available at the SEC’s website (http://www.sec.gov).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1.	Press release dated December 22, 2004 containing financial information for PalmSource, Inc. for the second quarter ended November 26, 2004 and forward-looking statements relating to PalmSource’s performance during the third quarter of fiscal year 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PalmSource, Inc.

Date: December 22, 2004	By:	/s/ Ira Cook
Ira Cook
Vice President of Finance and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits.
99.1	Press Release, dated December 22, 2004, containing financial information for PalmSource, Inc. for the second quarter ended November 26, 2004 and forward-looking statements relating to PalmSource’s performance during the third quarter of fiscal year 2005.